Related party disclosures	12 Months Ended
Dec. 31, 2021
Disclosure Of Transactions Between Related Parties [Abstract]
Related party disclosures
27.	Related party disclosures

Platforme International Limited is a related party of J M F Neves. The Group generated commission of $0.4 million and made purchases of $0.1 million from Platforme International Limited during the year ended December 31, 2021 (2020: commission of $0.6 million). The Group had a $0.2 million receivable as at the end of December 31, 2021 (2020: $0.2 million payable).

In prior periods, Alanui S.r.L. (“Alanui”) was a related party of New Guards Group Holding S.p.A, due to it being an associate of the Group. New Guards still owns a stake of 53% and gained control over the entity on March 16, 2021 following a change in the shareholder agreement. The Group recognized sales of $0.2 million to Alanui in the two months up until consolidation on March 1, 2021. The impact of consolidating Alanui’s results from March 1, 2021 rather than March 16, 2021 was immaterial. We recognized sales of $1.1 million during the year ended December 31, 2020. As at December 31, 2020, we had trade receivables of $0.5 million and trade payables of $0.4 million. Refer to Note 5, Business combinations for further detail.

Key management includes members of the Company’s senior management and the board of directors. The disclosure amounts below (in thousands) are based on the expense recognized in the Consolidated statement of operations in the respective year.

	2020	2021
Short-term employee benefits	$1,676	$2,456
Termination benefits	32	36
Share-based compensation	26,300	37,742
	$28,008	$40,234

Other than disclosed above, there were no other transactions or outstanding balances, including commitments, with related parties.

The Group’s ultimate controlling party is J M F Neves by virtue of holding the majority of voting rights in the Group.